SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


(x)  Preliminary Proxy Statement       ( )  Confidential, for Use of the
                                            Commission Only (as permitted
                                            by Rule 14a-6(e)(2))
( )  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             Northstar Galaxy Trust
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X)  No fee required


( )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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        pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identity the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule, or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

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                     NORTHSTAR INCOME AND GROWTH PORTFOLIO
                    A Series of the Northstar Galaxy Trust
             300 First Stamford Place, Stamford, Connecticut 06902

                                                              September 14, 1998

Dear Shareholder:

     A Special Meeting of the Shareholders of the Northstar Income and Growth Portfolio (the "Portfolio") will be held at 10 a.m. Eastern Time on October 22, 1998, at the offices of the Portfolio. Formal notice of the Meeting appears on the next page, followed by the proxy statement. We hope that you can attend the meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

     At the Meeting, Shareholders will be asked to consider and vote upon a proposal to consider and approve a modification of the investment objective of the Portfolio. Currently, the Portfolio seeks current income balanced with the objective of achieving capital appreciation. If the proposed modification in approved, the Portfolio's investment objective will be to seek long-term capital appreciation. The Portfolio will seek to achieve this objective by investing in a diversified portfolio of equity securities. As is discussed in the enclosed proxy statement, the modification is intended to enhance the Portfolio's ability to achieve better long-term performance results by emphasizing equity securities rather than both equity and fixed income securities. It is intended that the proposed investment objective, if approved, will become effective on or about October 26, 1998.

     Detailed information about the proposed modification of the investment objective of the Portfolio and the reasons for it are contained in the enclosed materials. The Trustees of the Portfolio have concluded that the proposed investment objective is in the best interest of the Portfolio and its shareholders and recommend that you vote FOR the Proposal.

     PLEASE EXERCISE YOUR RIGHT TO VOTE BY COMPLETING, DATING AND SIGNING THE ENCLOSED PROXY CARD. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. IT IS IMPORTANT THAT YOU VOTE AND THAT YOUR VOTE BE RECEIVED BY NO LATER THAN OCTOBER 19, 1998.

     We appreciate your participation and prompt response in this matter, and thank you for your continued support.


                                            Sincerely,


                                            Mark L. Lipson
                                            PRESIDENT

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                     NORTHSTAR INCOME AND GROWTH PORTFOLIO
                    A Series of the Northstar Galaxy Trust
             300 First Stamford Place, Stamford, Connecticut 06902


                 ---------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 22, 1998
                ---------------------------------------------
        TO THE SHAREHOLDERS OF NORTHSTAR
          INCOME AND GROWTH PORTFOLIO:

      NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of Shareholders of Northstar Income and Growth Portfolio (the "Portfolio"), a series of the Northstar Galaxy Trust, a Massachusetts business trust, will be held at the offices of the Portfolio on October 22, 1998, at 10:00 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the shares of the Portfolio to vote, for the following purposes:

           (1) To modify the investment objective and name of the Portfolio

           (2) To transact such other business as may properly come before the Special Meeting.

           The Trustees of the Trust have fixed the close of business on September 1, 1998 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                                By Order of the Trustees


                                                Mark L. Lipson
                                                PRESIDENT

        Greenwich, Connecticut
        September 14, 1998



        SHAREHOLDERS ARE URGED TO VOTE PROMPTLY ON THIS MATTER. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS WHO HOLD SHARES IN MORE THAN ONE ACCOUNT WILL RECEIVE A PROXY PACKAGE FOR EACH ACCOUNT. YOU MUST RETURN SEPARATE PROXY CARDS FOR EACH SEPARATE ACCOUNT.

           THE PROMPT RETURN OF YOUR PROXY WILL AVOID THE EXPENSE OF FURTHER MAILINGS.
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                     NORTHSTAR INCOME AND GROWTH PORTFOLIO
                                PROXY STATEMENT

      SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON OCTOBER 22, 1998

     This proxy statement is being furnished in connection with the solicitation of proxies by Northstar Income and Growth Portfolio (the "Portfolio") for the Special Meeting of Shareholders to be held on October 22, 1998, or any adjournment thereof. At the Special Meeting, Shareholders of the Portfolio will be asked to approve a modification of investment objective of the Portfolio. The terms of the investment objective and the purposes for the proposed modification are set forth herein. It is anticipated that the first mailing to shareholders of proxies and proxy statements will be on or about September 14, 1998.

     Adoption of the modification to the Portfolio's investment objective is subject to approval of at least a majority of the shareholders of the Portfolio (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")). The Trustees of the Portfolio have reviewed the proposed modification of investment objective, and, having found it to be in the best interest of the Portfolio and its shareholders, unanimously recommend that shareholders approve the proposed modification of investment objective.

     September 1, 1998 has been chosen as the record date to determine shareholders entitled to vote at the Meeting. Shareholders are entitled to one vote for each share held, which may be cast by proxy or by personally appearing
at the Meeting. On September 1, 1998 there were     shares of the Portfolio
outstanding, of which the Trustees and officers of the Portfolio as a group beneficially owned less than 1%. The Portfolio knows of no person who owns beneficially 5% or more of the outstanding shares of the Portfolio.

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the instructions specified thereon. If no choice is specified, the proxy will be vote FOR the proposed modification of investment objective, and, in the discretion of the proxies named on the proxy card, on any other matter properly brought before the Meeting. Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or more proposals presented for shareholder approval, including "broker non-votes") will be counted for purposes of determining the number of shares that are present and are entitled to vote with respect to any particular proposal, but will not be counted as a vote in favor of such proposal. Accordingly, an abstention from voting on a proposal or a broker non-vote will have the same legal effect as a vote against the proposal. "Broker non-votes" exist where a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter.

     The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or a subsequently executed proxy. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Meeting and vote your shares in person.

     In the event that a quorum is present at the Meeting by sufficient votes to approve the proposal are not received, the person named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     The costs of soliciting proxies in the accompanying form for the Special Meeting, including the cost of preparing, printing and mailing the accompanying Notice of Special Meeting, the President's letter and this proxy statement and the costs of the Special Meeting will be borne by the Portfolio. Proxy material will also be distributed through brokers, custodians and nominees to beneficial owners, and the Portfolio will reimburse such parties for reasonable charges and expenses. In addition to the use of the mails, proxies may be solicited by telephone or telegraph by officers and Trustees of the Portfolio, or their agents, on behalf of the Trustees of the Portfolio, expenses of which shall be charged to the Portfolio. The Portfolio has not retained a proxy solicitor. It may, however, retain Shareholder Communications Corporation ("SCC"), a proxy soliciting firm, to assist with proxy soliciting activities to obtain the necessary shareholder representation. If retained, SCC would charge a fee of approximately $8,000 plus expenses for a solicitation of this size, and would contact shareholders to ask if they would be willing to have their votes recorded by telephone. Although each shareholder will receive a

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

copy of this proxy statement and may vote by mail using the enclosed proxy card(s), shareholder's vote may be taken by telephone by SCC, subject to procedures designed to authenticate shareholders' identities and to confirm voting instructions. Copies of the Portfolio's most recent annual report will be furnished to shareholders without charge, upon request to Northstar at
(800)595-7827.


         PROPOSAL ONE: APPROVAL OF PROPOSED MODIFICATION OF INVESTMENT OBJECTIVE AND PROPOSED MODIFICATION OF PORTFOLIO NAME OF THE
                     NORTHSTAR INCOME AND GROWTH PORTFOLIO

INTRODUCTION

     On July 29, 1998, a majority of the independent Trustees of the Portfolio (as defined in the 1940 Act), and a majority of the entire Board of Trustees met in person and unanimously approved, subject to the required shareholder approval described herein, a modification of investment objective of the Portfolio, and recommended approval of the proposed modification of investment objective of the Portfolio by shareholders of the Portfolio.

     Currently the Portfolio's investment objective is to "seek current income balanced with the objective of achieving capital appreciation." The Board of Trustees recommends that the objective be modified so that the Portfolio's objective would be to "seek long-term capital appreciation." The Portfolio will seek to achieve this objective by investing in a diversified portfolio of equity securities. The Portfolio's investment adviser, Northstar Investment Management, has recommended the revision in the investment objective because it believes it can achieve superior investment returns if the Portfolio is managed with a view to obtaining long-term capital appreciation. The investment adviser believes that, from time to time, capital gain income can be achieved by taking advantage of market conditions to sell particular securities and realize gains or by acquiring particular securities, which have capital appreciation potential. If shareholders approve the proposed investment objective, this Portfolio will change its name to the "Northstar Galaxy Trust Mid-Cap Growth Portfolio" and will change its investment strategy and the nature or type of securities in which the Portfolio may invest as noted below.

     The modification in the Portfolio's investment objective will enable the Portfolio to modify its investment strategy so that the Portfolio will invest primarily in mid-sized companies that the portfolio manager feels have above average prospects for growth. The portfolio manager will select growth companies that are involved in new technologies, new products, foreign markets and special developments, such as research discoveries, acquisitions, recapitalizations, liquidations or management changes. The Portfolio will also invest in companies that the portfolio manager determines to be priced below their long-term value. The modification in the Portfolio's investment objective will change the nature or type of securities in which the Portfolio invests so that under normal conditions, the Portfolio will invest at least 65% of its total assets in companies with a market capitalization of between $500 million to $2 billion. It may invest up to 25% of its net assets in foreign issuers, but only 10% may be invested in securities that are not listed on a U.S. securities exchange. The Portfolio may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate and U.S. Government Securities. Currently the Portfolio should invest at least 25% of its assets in investment grade debt obligations. As modified, the Portfolio may continue to invest in such obligations as well as lower-rated debt obligations, but only up to 20% of its net assets.

     The proposed investment objective, if approved by vote of the holders of a majority of the outstanding shares of the Portfolio (as defined in the 1940
Act), will go into effect on the effective date of the next Post-Effective Amendment to the Trust's Registration Statement under the 1933 Act and the 1940 Act incorporating the changes. The effective date of such Post-Effective Amendment is anticipated to be October 26, 1998. In the event that shareholders of the Portfolio do not approve the proposed modification of investment objective of the Portfolio, the investment objective would remain the same, and the Trustees of the Portfolio may consider other possible courses of action to accomplish the purposes for which the Proposal has been made, subject, as required, to approval by the shareholders of the Portfolio.


     THE TRUSTEES OF THE PORTFOLIO BELIEVE THAT THE PROPOSED MODIFICATION OF INVESTMENT OBJECTIVE AND THE NAME OF THE PORTFOLIO IS IN THE BEST INTEREST OF THE PORTFOLIO AND ITS SHAREHOLDERS AND, ACCORDINGLY, HAVE APPROVED A MODIFICATION OF THE INVESTMENT OBJECTIVE AND NAME OF THE PORTFOLIO AND RECOMMEND THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

VOTE REQUIRED FOR APPROVAL

     Adoption of the proposed modification of investment objective set forth herein requires the approval by (a) 67% or more of the voting securities present at the special meeting of the Portfolio's shareholders, if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy; or (b) more than 50% of the Portfolio's outstanding voting securities.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE PORTFOLIO VOTE TO APPROVE THE MODIFICATION OF INVESTMENT OBJECTIVE AND NAME OF THE PORTFOLIO.


                                 MISCELLANEOUS

OTHER BUSINESS

     The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.


OTHER INFORMATION

     Northstar Investment Management Corporation serves as the Portfolio's investment adviser. Northstar Administrators Corporation is its administrator, and Northstar Distributors, Inc. is its principal underwriter, all are located at 300 First Stamford Place, Stamford, Connecticut 06902.


SHAREHOLDER PROPOSALS

     As a general matter, the Portfolio does not hold regular annual or other meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a special meeting of the Portfolio's shareholders should send such proposal to the Portfolio, c/o Northstar Investment Management Corporation at 300 First Stamford Place, Stamford, Connecticut 06902. Proposals must be received within a reasonable time prior to the date of the meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                            By Order of the Trustees



                                            MARK L. LIPSON
                                            PRESIDENT


Greenwich, Connecticut
September 14, 1998


     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                     NORTHSTAR INCOME AND GROWTH PORTFOLIO
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 22, 1998
                   PROXY SOLICITED ON BEHALF OF THE TRUSTEES

     The undersigned shareholder of NORTHSTAR INCOME AND GROWTH PORTFOLIO (the "Portfolio"), a series of the NORTHSTAR GALAXY TRUST, a Massachusetts business trust, hereby appoints Mark L. Lipson and Agnes Mullady, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Portfolio, which shall be held on October 22, 1998, at 10:00 a.m., Eastern Time, at the offices of the Portfolio, 300 First Stamford Place, Stamford, Connecticut, and at any and all adjournments thereof, and thereat to vote all shares of the Portfolio which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions:

     PLEASE VOTE, SIGN, DATE AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                                IMPORTANT: Please insert date
                                                of signing.

                                                The undersigned hereby
                                                acknowledges receipt of the
                                                accompanying Notice of Meeting
                                                and Proxy Statement, dated
                                                September 14, 1998.
                                                Dated:     , 1998

                                                This Proxy shall be signed
                                                exactly as your name(s) appear
                                                hereon. If as attorney,
                                                executor, guardian or in some
                                                other capacity or as an officer
                                                of a corporation, please state
                                                capacity or title as such.

                                              --------------------------------
                                                Signature of Shareholder(s) (if
                                                held jointly)


If more than one of the proxies, or their substitutes, are present at the meeting or at any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all the powers granted hereby. This proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. In the absence of contrary instructions, this proxy will be voted FOR the proposal.
Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.


1. PROPOSAL TO APPROVE A MODIFICATION IN THE INVESTMENT OBJECTIVE AND NAME OF THE PORTFOLIO AND, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.


     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN